EXHIBIT 99.1

Ventas and American Realty Capital Healthcare Trust, Inc. Announce
Definitive Election Deadline for HCT Stockholders
 to Make an Election to Receive Cash or Stock in the Merger
CHICAGO & NEW YORK--(BUSINESS WIRE)—January 7, 2015--Ventas, Inc. (NYSE: VTR) ("Ventas") and American Realty Capital Healthcare Trust, Inc. (NASDAQ: HCT) ("HCT") today announced that the definitive election deadline for HCT's stockholders to make an election to receive cash consideration, stock consideration or a combination of both, subject to proration, for their shares of HCT common stock upon completion of the merger of HCT with and into a wholly owned subsidiary of Ventas, pursuant to the Agreement and Plan of Merger, dated as of June 1, 2014, as amended (the "Merger Agreement"), by and among Ventas, HCT, Stripe Sub, LLC, Stripe OP, LP and American Realty Capital Healthcare Trust Operating Partnership, L.P., will be 5:00 p.m. Eastern Time on January 14, 2015 (the "Election Deadline").
For HCT stockholders to make a timely election, a properly completed letter of election and transmittal must be received by Wells Fargo Bank, N.A., the exchange agent in connection with the merger, by the Election Deadline. HCT stockholders who do not make a valid election prior to the Election Deadline will be entitled to receive stock consideration for their shares of HCT common stock upon completion of the merger.
Requests for additional copies of the letter of election and transmittal and other inquiries in connection with the merger may be directed to American National Stock Transfer, LLC, at (877) 373-2522, Option 2.
HCT will hold a special meeting of HCT stockholders on January 15, 2015 at 11:00 a.m. Eastern Time, at The Core Club, located at 66 East 55th Street, New York, NY 10022, to, among other things, consider and approve the merger.
About Ventas
Ventas, Inc., an S&P 500 company, is a leading real estate investment trust.  Its diverse portfolio of more than 1,500 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties.  Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.  More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.
About HCT
American Realty Capital Healthcare Trust, Inc. is a publicly traded Maryland corporation listed on The NASDAQ Global Select Market, focused on acquiring and owning a balanced and diversified portfolio of medical office buildings, seniors housing and select hospital and post-acute care properties.  Additional information about HCT can be found on its website at www.archealthcaretrust.com.  HCT may disseminate important information regarding it and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by the words "may," "might," "believes," "thinks," "anticipates," "plans," "expects," "intends" or similar expressions and include statements regarding (1) expectations regarding whether the transaction will be consummated, including whether conditions to the consummation of the transaction will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of Ventas to successfully achieve business objectives, including integrating the companies and the effects of unexpected costs, liabilities or delays, and (3) expectations for other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. These forward-looking statements may be affected by risks and uncertainties in the business of Ventas and HCT and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Ventas and HCT with the SEC, including Ventas's annual report on Form 10-K, as amended, for the year ended December 31, 2013 and HCT's annual report on Form 10-K for the year ended December 31, 2013, as well as the registration statement on Form S-4, as amended, filed with the SEC by Ventas relating to the proposed transaction. Both Ventas and HCT wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in or implied by any forward-looking statement made by or on behalf of Ventas or HCT, including that the transaction may not be consummated on the timeline anticipated by Ventas and HCT or at all. Neither Ventas nor HCT undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.
Additional Information about the Proposed Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Ventas has filed with the SEC a registration statement on Form S-4, as amended, which contains a proxy statement of HCT and a prospectus of Ventas, and each party will file other documents with respect to Ventas's proposed acquisition of HCT. The registration statement on Form S-4, as amended, contains a preliminary proxy statement/prospectus and was declared effective by the SEC on December 15, 2014, and the definitive proxy statement/prospectus was mailed to HCT's stockholders beginning on December 15, 2014. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors may obtain free copies of the registration statement, the definitive proxy statement/prospectus and other relevant documents filed by Ventas and HCT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas's website at www.ventasreit.com, and copies of the documents filed by HCT with the SEC are available free of charge on HCT's website at www.archealthcaretrust.com.
Participants in Solicitation Relating to the Merger
Ventas and HCT and their respective directors and executive officers may be deemed participants in the solicitation of proxies from HCT's stockholders in respect of the proposed transaction. Information regarding Ventas's directors and executive officers can be found in Ventas's definitive proxy statement for Ventas's 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding HCT's directors and executive officers can be found in HCT's definitive proxy statement for HCT's 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants has been included in the registration statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available free of charge on the SEC's website and from Ventas or HCT, as applicable, using the sources indicated above.